COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Steven J. Adams, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Steven J. Adams

Steven J. Adams

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Eric C. Brown, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Eric C. Brown

Eric C. Brown

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Mark W. Giovanniello, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Mark W. Giovanniello

Mark W. Giovanniello

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Edward C. Rorer, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Edward C. Rorer

Edward C. Rorer

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Thomas A. Leonard, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Thomas A. Leonard

Thomas A. Leonard

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Stephen M. Wynne, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Stephen M. Wynne

Stephen M. Wynne

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Bruce M. Aronow, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Bruce M. Aronow

Bruce M. Aronow

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Stephen J. Kneeley, hereby constitutes and appoints Sofia A. Rosala and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 30, 2016.

/s/ Stephen J. Kneeley

Stephen J. Kneeley